UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT




                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)
                         August 9, 2002



                   PHILLIPS PETROLEUM COMPANY
     (Exact name of registrant as specified in its charter)



    Delaware                1-720                  73-0400345
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)         Identification No.)
incorporation)



      Phillips Building, Bartlesville, Oklahoma      74004
      (Address of principal executive offices)     (Zip Code)



      Registrant's telephone number, including area code:
                          918-661-6600



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Item 7.  Financial Statements and Exhibits.

Exhibit 99.1  Statement Under Oath of Chief Executive Officer of
              Phillips Petroleum Company Regarding Facts and
              Circumstances Relating to Exchange Act Filings

Exhibit 99.2  Statement Under Oath of Chief Financial Officer of
              Phillips Petroleum Company Regarding Facts and
              Circumstances Relating to Exchange Act Filings


Item 9.  Regulation FD Disclosure.

On August 13, 2002, in accordance with Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, sworn statements were filed with the U.S. Securities and Exchange Commission by the chief executive and chief financial officers of Phillips Petroleum Company. Copies of each sworn statement are furnished as Exhibits 99.1 and 99.2 to this report.












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                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PHILLIPS PETROLEUM COMPANY



                                     /s/ J. Bryan Whitworth
August 13, 2002                     ----------------------------
                                         J. Bryan Whitworth
                                      Executive Vice President,
                                        General Counsel and
                                    Chief Administrative Officer
















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